FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is made as of this 2nd day of October, 2015, by and among INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Parent Borrower”), the Subsidiary Borrowers which are, or may become from time to time, parties to the Credit Agreement (as defined below), KEYBANK NATIONAL ASSOCIATION (together with any successor in interest, “KeyBank”), the other lending institutions which are, or may become from time to time, parties to the Credit Agreement as “Lenders” (as defined in the Credit Agreement and as further referenced in the recitals below), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”) and as Issuing Lender and as Swing Loan Lender, THE HUNTINGTON NATIONAL BANK, as Syndication Agent (“Syndication Agent”), KEYBANC CAPITAL MARKETS and THE HUNTINGTON NATIONAL BANK, as Joint Lead Arranger and Joint Book Managers, and CAPITAL ONE, NATIONAL ASSOCIATION, as Documentation Agent (“Documentation Agent”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Agent, and the Lenders have entered into a certain Credit Agreement dated as of September 17, 2015 (the “Credit Agreement”) wherein Agent and the Lenders agreed to provide a credit facility to Borrowers in the aggregate principal amount of up to $325,000,000.00 as therein provided; and

WHEREAS, in connection with the credit facility, Borrowers have executed and delivered, among other instruments, documents, and agreements, that certain revolving credit Note in the amount of $75,000,000.00 payable to the order of KeyBank (“KeyBank Revolving Note”), that certain revolving credit Note in the amount of $50,000,000.00 payable to the order of Huntington (“Huntington Revolving Note”), that certain term loan Note in the amount of $120,000,000.00 payable to the order of KeyBank (“KeyBank Term Note”), that certain term loan Note in the amount of $80,000,000.00 payable to the order of Huntington (“Huntington Term Note”; together with the KeyBank Revolving Note, Huntington Revolving Note, KeyBank Term Note, singly and collectively, the “Existing Lender Notes”); and

WHEREAS, in connection with the execution and delivery of this Amendment, each of: (i) Capital One, National Association, (ii) Bank of America, N.A., (iii) MidFirst Bank, a federally chartered Savings Association, (iv) Deutsche Bank AG New York Branch, (v) Comerica Bank, (vi) Citizens Bank, N.A., (vii) Associated Bank, National Association, and (viii) The PrivateBank have become Lenders (collectively, the “Additional Lenders”) and have agreed (together with KeyBank and The Huntington National Bank, as existing Lenders) to make Commitments under the Credit Agreement, as further provided herein; and

WHEREAS, the Loan Parties, the Agent, and the Lenders have agreed to amend the Credit Agreement as expressly set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement and other Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2. Amendments to Credit Agreement. Effective upon the execution and delivery of this Amendment by all parties hereto, the Credit Agreement is hereby amended as follows:

(a)	Documentation Agent. Capital One, National Association is hereby designated Documentation Agent under the Credit Agreement.

(b)	Amendments to §1 of the Credit Agreement. §1.1 of the Credit Agreement, entitled “Definitions”, is hereby modified and amended with respect to the following defined terms as presently appearing therein:

(i) The definition of “Defaulting Lender” is hereby amended by inserting the following text at the end of clause (b) thereof:

“unless such notification or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied,”;

(ii) The definition of “Eligible Real Estate” is hereby amended by inserting the following text at the end of clause (a) thereof:

“, which Subsidiary Borrower shall be a domestic entity organized under the laws of one of the fifty (50) States of the United States or the District of Columbia.”;

(iii) The definition of “Gross Asset Value” is hereby amended by replacing the phrase “Pro Rate” in the final paragraph thereof with the text “Pro Rata”;

(iv) The definition of “Fixed Charges” is hereby amended by deleting the first use of the word “such” in subsection (b) thereof, with the amended subsection (b) to read as follows:

“(b) the aggregate of all regularly scheduled principal payments on Indebtedness (but excluding (i) balloon payments of principal due upon the stated maturity of any Indebtedness, (ii) payments of principal outstanding under the Facility, and (iii) principal payments under the Specified Interim Term Loan Facility) of the Consolidated Group made or required to be made during such period, measured on a Consolidated basis, and”

(v) The definition of “Subsidiary Borrowers” is hereby amended by inserting the following text at the end thereof:

“; provided, however, Subsidiary Borrowers shall not include the following entities: Feldman Equities General Partner, Inc.; Feldman Holdings Business Trust I; Feldman Holdings Business Trust II; and Feldman Equities Operating Partnership, LP.”

(c)	Amendment to §5 of the Credit Agreement. §5 of the Credit Agreement, entitled “Collateral Security”, is hereby modified and amended as follows:

(i) In §5.4, entitled “Release of Collateral”, by deleting in the entirety the text in §5.4(b) thereof, as presently appearing therein, and by replacing the same with the following:

“(b) Parent Borrower shall submit to the Agent with such request an executed Borrowing Base Availability Certificate in the form of Exhibit F hereto and a Compliance Certificate in the form of Exhibit G hereto prepared using the financial statements of Parent Borrower most recently provided or required to be provided to the Agent under §6.4 or §7.4 adjusted in the best good faith estimate of Parent Borrower solely to give effect to the proposed release and demonstrating that no Default or Event of Default with respect to the financial covenants referred to therein shall exist after giving effect to such release and if the Borrowers would not be in compliance, then also showing any reduction in the outstanding amount of the Loans need to be paid concurrently in connection with such proposed release to cause the Borrowers to remain in compliance with respect to such financial covenants;”

(d)	Amendment to §9 of the Credit Agreement. §9 of the Credit Agreement, entitled “Financial Covenants”, is hereby modified and amended as follows:

(i) In §9.4, entitled “Maximum Distributions”, by deleting in the entirety the text of §9.4(b) thereof, as presently appearing therein, and by replacing the same with the following:

“(b) at any time that an Event of Default shall exist (or if an Event of Default would result from the making of any such Distribution); provided, however, that so long as no Event of Default under §12.1(a), §12.1(b), §12.1(h), §12.1(i), and/or §12.1(j) shall have occurred and be continuing Distributions shall be permitted to the extent required for the Parent Guarantor to comply with all applicable provisions of the Code necessary or required to allow Parent Guarantor to maintain its status as a real estate investment trust (but, for the avoidance of doubt, if any Event of Default under §12.1(a), §12.1(b), §12.1(h), §12.1(i), and/or §12.1(j) shall have occurred and be continuing, no Distributions shall be permitted).”

(e)	Amendment to §12 of the Credit Agreement. §12 of the Credit Agreement, entitled “Events of Default; Acceleration; Etc.” is hereby amended as follows:

(i) In subsection 12.1(d) thereof, by deleting in the entirety the existing text, as presently appearing therein, and by replacing the same as follows:

“(d) any of the Borrowers shall fail to perform any other term, covenant or agreement contained in §9.1,§9.2, §9.3, §9.4, §9.5, §9.6, §9.7, §9.8(a), or §9.9 which they are required to perform;;”

(ii) In subsection 12.1(e) thereof, by deleting in the entirety the existing text, as presently appearing therein, and by replacing the same as follows:

“any of the Loan Parties shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents which they are required to perform (other than those specified in the other subclauses of this §12 (including, without limitation, §12.2 below) or in the other Loan Documents), and such failure shall continue for thirty (30) days after such Borrower receives from Agent written notice thereof; provided that the foregoing cure provisions shall not pertain to any default consisting of a failure to comply with any provision of §8 or to any Default excluded from any provision of cure of defaults contained in any other of the Loan Documents;”

(f)	Amendment to §14 of the Credit Agreement. §14 of the Credit Agreement, entitled “Agent”, is hereby modified and amended as follows:

(i) In §14.14, entitled “Approvals”, by deleting in the entirety the existing text, as presently appearing therein, and by replacing the same as follows:

“14.14 Approvals. If consent is required for some action under this Agreement, or except as otherwise provided herein an approval of the Lenders or the Required Lenders is required or permitted under this Agreement, each Lender agrees to give the Agent, within ten (10) days of receipt of the request for action together with all reasonably requested information related thereto (or such lesser period of time required by the terms of the Loan Documents), notice in writing of approval or disapproval (collectively “Directions”) in respect of any action requested or proposed in writing pursuant to the terms hereof. To the extent that any Lender does not approve any recommendation of Agent, such Lender shall in such notice to Agent describe the actions that would be acceptable to such Lender. If consent is required for the requested action, any Lender’s failure to respond to a request for Directions within the required time period shall be deemed to constitute a Direction to take such requested action; provided, however, that without limiting the obligation of each Lender to respond to a request for Directions within the required time period specified in this §14.14, no such deemed Direction to take such requested action shall be applicable with respect to any matter requiring the written consent of each Lender adversely affected thereby as and to the extent expressly provided in §27. In the event that any recommendation is not approved by the requisite number of Lenders and a subsequent approval on the same subject matter is requested by Agent, then for the purposes of this paragraph each Lender shall be required to respond to a request for Directions within five (5) Business Days of receipt of such request. Agent and each Lender shall be entitled to assume that any officer of the other Lenders delivering any notice, consent, certificate or other writing is authorized to give such notice, consent, certificate or other writing unless Agent and such other Lenders have otherwise been notified in writing.”

(g)	Amendment to §17 of the Credit Agreement. §17 of the Credit Agreement, entitled “Survival of Covenants, Etc.”, is hereby modified and amended by adding the following text at the end of the existing provision, as presently appearing therein:

“Without limiting the generality of the foregoing, it is expressly acknowledged and agreed by the Loan Parties that the provisions of §4.4, §4.9, §4.10, and §4.11 shall survive the termination of the Credit Agreement and the repayment of the Obligations.”

(h)	Amendment to §25 of the Credit Agreement. §25 of the Credit Agreement, entitled “Waiver of Jury Trial and Certain Damage Claims” is hereby amended by deleting in the entirety the existing text, as presently appearing therein, and by replacing the same as follows:

“EACH OF THE LOAN PARTIES, THE AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT NOTHING CONTAINED IN THIS SENTENCE SHALL LIMIT THE LOAN PARTIES’ INDEMNIFICATION OBLIGATIONS TO THE EXTENT SUCH SPECIAL, INDIRECT, CONSEQUENTIAL AND PUNITIVE DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH ANY INDEMNIFIED PERSON IS ENTITLED TO INDEMNIFICATION HEREUNDER. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS §25. EACH PARTY ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS §25. WITH LEGAL COUNSEL AND THAT EACH PARTY AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

(i)	Amendments to Schedules to the Credit Agreement. The Schedules to the Credit Agreement, as presently appearing therein, are hereby modified and amended as follows:

(i) Schedule 1.1, entitled “Lenders and Commitments” is hereby amended and replaced by Schedule 1.1 attached hereto; and

(ii) Schedule 5.3, entitled “Initial Collateral Properties”, is hereby amended and replaced by Schedule 5.3 attached hereto.

(j)	References to Credit Agreement. From and after the execution and delivery of this Amendment, any and all references in the Credit Agreement or the other Loan Documents to the term “Credit Agreement” (however defined or described) shall mean and refer to the Credit Agreement as amended by this Amendment.

3. New Notes. In connection with the execution and delivery of this Amendment, (a) KeyBank and Huntington, respectively, shall have executed and delivered certain Assignment and Acceptance Agreements with the Additional Lenders referenced herein and (b) Borrowers shall have executed and delivered new Notes in favor of the Lenders, in replacement of the Existing Lender Notes pursuant to §18 of the Credit Agreement, as requested by Agent, to give effect to such Assignment and Acceptance Agreements and the revised Commitments of the Lenders, as set forth in Schedule 1.1 attached hereto. For the avoidance of doubt, the Swing Loan Note shall not be replaced pursuant hereto.

4. Additional Representations and Warranties.

(a)	As of the date hereof, the Loan Parties hereby acknowledge, confirm, represent, warrant and agrees that:

(i) All representations and warranties made in the Credit Agreement and other Loan Documents remain and continue to be true and correct in all material respects, except to the extent that such representations and warranties expressly refer to an earlier date.

(ii) To the knowledge of the Loan Parties, there exists no Default or Event of Default under any of the Loan Documents.

(iii) No Loan Party has any claim, counterclaim, offset or defense against the Agent and/or any Lender relating in any way to the Facility or the Loan Documents;

(iv) Each Loan Party has the power and authority and legal right to execute, deliver and perform this Amendment, and has taken all necessary action to authorize the execution, delivery, and performance of this Amendment, and the Person executing and delivering this Amendment on behalf of each Loan Party is duly authorized to do so;

(v) This Amendment has been duly authorized, executed and delivered by the Loan Parties so as to constitute the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles;

(vi) The execution and delivery by each Loan Party of, and the performance by each Loan Party of its obligations under, this Amendment does not and will not (A) conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Loan Party, in each case except as would not be reasonably likely to have a Material Adverse Effect, or of the partnership agreement, limited liability company agreement, articles of incorporation or other charter documents or bylaws of each Loan Party, or (B) conflict with or result in a breach of, constitute a default or require any consent under, or result in or require the acceleration of any indebtedness of each Loan Party under, any agreement, instrument or indenture to which each Loan Party is a party or by which each Loan Party or its property may be bound or affected, or result in the creation of any Lien upon any property or assets of each Loan Party.

5. General Terms.

(a)	Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” (however defined or described) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

(b)	This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Loan Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan Documents, and further acknowledge and agree that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment.

(c)	This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

(d)	The Loan Parties shall cooperate with the Agent and shall execute and deliver to the Agent such further instruments and documents as the Agent shall reasonably request to carry out to its satisfaction the transactions contemplated by this Amendment and the other Loan Documents.

(e)	The respective Obligations of the Loan Parties under the Loan Documents, as modified herein and/or further amended and restated pursuant hereto, are and shall continue to be secured by the same Collateral as set forth under the Loan Documents.

(f)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES ON FOLLOWING PAGE]

It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

PARENT BORROWER:
INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership By: Independence Realty Trust, Inc., a Maryland corporation, its general partner By: /s/ Farrell Ender

Name: Farrell Ender Title: President

SUBSIDIARY BORROWERS:

BAYVIEW CLUB APARTMENTS INDIANA, LLC,

a Delaware limited liability company

By:	Independence Realty Operating Partnership, LP, a
Delaware limited partnership, its sole member
	By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Farrell Ender

Name: Farrell Ender Title: President

TS VINTAGE, LLC,

a Delaware limited liability company

By: IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland

corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

TS CRAIG RANCH, LLC,

a Delaware limited liability company

By: IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland

corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

TS BIG CREEK, LLC,

a Delaware limited liability company

By: IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland

corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

TS GOOSE CREEK, LLC,

a Delaware limited liability company

By: IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland

corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

TS WESTMONT, LLC,

a Delaware limited liability company

By: IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland

corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

TS MILLER CREEK, LLC,

a Delaware limited liability company

By: IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland

corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

WAKE FOREST APARTMENTS LLC,

a Delaware limited liability company

By: IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By:	Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland

corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

BSF-ARBORS RIVER OAKS, LLC,

a Florida limited liability company

By:	TS Manager, LLC, a Florida limited liability
company, its manager
	By:	IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By: Independence Realty Operating Partnership,

LP, a Delaware limited partnership,

its sole member

By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Farrell Ender

Name: Farrell Ender Title: President

BSF LAKESHORE, LLC,

a Florida limited liability company

By:	TS Manager, LLC, a Florida limited liability
company, its manager
	By:	IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By: Independence Realty Operating Partnership,

LP, a Delaware limited partnership,

its sole member

By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Farrell Ender

Name: Farrell Ender Title: President

BSF TRAILS, LLC,

a Florida limited liability company

By:	TS Manager, LLC, a Florida limited liability
company, its manager
	By:	IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By: Independence Realty Operating Partnership,

LP, a Delaware limited partnership,

its sole member

By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Farrell Ender

Name: Farrell Ender Title: President

FOX PARTNERS, LLC,

a Texas limited liability company

By:	TS Manager, LLC, a Florida limited liability
company, its manager
	By:	IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By: Independence Realty Operating Partnership,

LP, a Delaware limited partnership,

its sole member

By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Farrell Ender

Name: Farrell Ender Title: President

MERCE PARTNERS, LLC,

a Texas limited liability company

By:	TS Manager, LLC, a Florida limited liability
company, its manager
	By:	IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By: Independence Realty Operating Partnership,

LP, a Delaware limited partnership,

its sole member

By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Farrell Ender

Name: Farrell Ender Title: President

JLC/BUSF ASSOCIATES, LLC,

a Delaware limited liability company

By:	TS Manager, LLC, a Florida limited liability
company, its manager
	By:	IR TS Op Co, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By: Independence Realty Operating Partnership,

LP, a Delaware limited partnership,

its sole member

By:	Independence Realty Trust, Inc., a Maryland corporation, its general partner
By: /s/ Farrell Ender

Name: Farrell Ender Title: President

POINTE AT CANYON RIDGE, LLC,

a Georgia limited liability company

By:	JLC/BUSF Associates, LLC, a Delaware limited liability
company, its sole member
	By:	TS Manager, LLC, a Florida limited liability company, its manager

By: IR TS Op Co, LLC, a Delaware limited liability company, successor by conversion to Trade Street Operating Partnership, LP, its sole member

By: Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc.,

a Maryland corporation,

its general partner

By: /s/ Farrell Ender Name: Farrell Ender
Title: President

AGENT and LENDER:
KEYBANK NATIONAL ASSOCIATION By: /s/ Christopher T. Neil

Name: Christopher T. Neil Title: Senior Relationship Manager

LENDERS:
THE HUNTINGTON NATIONAL BANK
By: /s/ Michael Mitro
Name: Michael Mitro
Title: Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

MIDFIRST BANK, A FEDERALLY CHARTERED SAVINGS ASSOCIATION

By: /s/ Todd Wright
Name: Todd Wright
Title: First Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ James Rolison
Name: James Rolison
Title: Managing Director

By: /s/ Perry Forman
Name: Perry Forman
Title: Director

COMERICA BANK

By: /s/ Charles Weddell
Name: Charles Weddell
Title: Alt Group Manager — VP

CITIZENS BANK, N.A.

By: /s/ Nan E. Delahunt
Name: Nan E. Delahunt
Title: Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION

By: /s/ Greg Conner
Name: Greg Conner
Title: Vice President

THE PRIVATEBANK

By: /s/ Kathy Thurston
Name: Kathy Thurston
Title: Managing Director

GUARANTOR CONFIRMATION

The undersigned Guarantors hereby expressly acknowledge and consent to the foregoing First Amendment to Credit Agreement and acknowledge and agree that each Guarantor remains jointly and severally obligated for the various obligations and liabilities of the Borrower to the Agent and the Lenders under the Credit Agreement as provided in the Guaranty dated September 17, 2015

INDEPENDENCE REALTY TRUST, INC., a Maryland corporation

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

IR TS OP CO, LLC, a Delaware limited liability

company, successor by conversion to Trade Street Operating Partnership, LP

By: Independence Realty Operating Partnership, LP, a Delaware limited partnership, its sole member

By: Independence Realty Trust, Inc., a Maryland corporation, its general partner

By: /s/ Farrell Ender
Name: Farrell Ender
Title: President

Address for Notices:

Independence Realty Trust, Inc. and

IR TS Op Co, LLC
Cira Centre
2929 Arch Street, 17th Floor
Philadelphia, Pennsylvania 19104
Attn: Farrell Ender, President
E-mail: fender@irtreit.com
Fax: (215) 405-2945

With a copy to:	With a copy to:
Independence Realty Trust, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: General Counsel Email: jnorman@rait.com Fax: (215) 405-2945	Pepper Hamilton LLP The New York Times Building 620 Eighth Avenue, 37th Floor New York, New York 10018-1405 Attn: Paul W. Hespel, Esq. E-Mail: hespelp@pepperlaw.com Fax: (212) 286-9806